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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549

				  FORM 8-K

			       CURRENT REPORT
		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 25, 2005
						      -----------------

			   OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

	   OHIO                        0-5544              31-0783294
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

		    9450 Seward Road, Fairfield, Ohio  45014
	       (Address of principal executive offices) (Zip Code)

				  (513) 603-2400
	       (Registrant's telephone number, including area code)

				   Not Applicable
	 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. Entry into a Material Definitive Agreement
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(a)  On February 25, 2005, the Board of Directors of The Ohio Casualty
     Insurance Company (the "Company") approved The Ohio Casualty Insurance Company 2005 Executive Officer Annual Incentive Program (the "Program"). The Program is designed to give eligible participants the opportunity to receive an incentive bonus based on Company performance measures as well as business unit and individual performance. Incentive bonuses for executive officers in the Company's Personal Lines, Commercial Lines and Specialty Lines (collectively, "Business Units") will be based 50% on corporate operating income and the remaining 50% on their respective business unit's combined ratio and premium. For all other executive officers, the incentive will be based on corporate operating income. A copy of the Program is attached hereto as Exhibit 10.1 and hereby incorporated by reference.

(b) On February 25, 2005, the Board of Directors of Ohio Casualty Corporation granted to Mr. Michael A. Winner, Executive Vice president and Chief Financial Officer, a stock option to purchase 25,000 shares of Ohio Casualty Corporation at an exercise price of $24.55 per share, which was the fair market value of the Company's shares as of February 25, 2005. A copy of the agreement is attached hereto as Exhibit 10.2 and hereby incorporated by reference.

(c) On March 1, 2005, the Company issued a press release announcing the appointment of Mr. Paul Gerard as its Senior Vice President, Investments, effective March 21, 2005. As part of the employment offer to Mr. Gerard, Ohio Casualty agreed to pay Mr. Gerard for 2005, an annual bonus equal to the greater of $96,000 or the bonus otherwise payable under the 2005 Executive Officer Annual Incentive Program. The Company will also enter into a Change in Control Agreement with Mr. Gerard. This Change in Control Agreement will be substantially in the form of the Amended Change in Control Agreement filed as exhibit 1(e) to the 2003 Form 10-K filed by the Company on March 12, 2004. A copy of the press release announcing Mr. Gerard's appointment is attached as Exhibit 99.


ITEM 9.01. Financial Statements and Exhibits.
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(c)  Exhibits

     Exhibit No.    Description
     ----------     -----------
	10.1        The Ohio Casualty Insurance Company 2005 Executive
		    Officer Annual Incentive Program.

	10.2 Stock Option Agreement dated February 25, 2005 between Ohio Casualty Corporation and Michael A. Winner.

	99 Press release dated March 1, 2005, announcing the appointment of Paul Gerard as Senior Vice President, Investments of The Ohio Casualty Insurance Company, and posted on the Corporation's website at http://www.ocas.com.




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				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





					OHIO CASUALTY CORPORATION
					-------------------------
					       (Registrant)






March 1, 2005                           /s/Debra K. Crane
					-------------------------------
					Debra K. Crane, Senior Vice
					 President, General Counsel and
					 Secretary






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				Exhibit Index
				-------------

			  Current Report on Form 8-K
			    Dated February 25, 2005


Exhibit No.    Description
----------     -----------
   10.1        The Ohio Casualty Insurance Company 2005 Executive Officer
	       Annual Incentive Program.

   10.2 Stock Option Agreement dated February 25, 2005 between Ohio Casualty Corporation and Michael A. Winner.

   99 Press release dated March 1, 2005, announcing the appointment of Paul Gerard as Senior Vice President, Investments of The Ohio Casualty Insurance Company, and posted on the Corporation's website at http://www.ocas.com.




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